SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 21, 2006
                                                      (February 21, 2006)
         -------------------------------------------------------------
                             TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                   New York
                 (State or other jurisdiction of incorporation)


             0-10592                                     14-1630287
     --------------------------              ----------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

         -------------------------------------------------------------
                5 Sarnowski Drive, Glenville, New York 12302
                (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (518) 377-3311
                                                          --------------



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TrustCo Bank Corp NY


Item 8.01.     Other Events
----------     ------------
               A press release was issued on February 21, 2006 declaring a quarterly cash dividend of $0.16 per share, payable April 3,

               2006, to the shareholders of record at the close of business on March 3, 2006. Attached is the press release labeled as exhibit 99(a).




Item 9.01.     Financial Statements & Exhibits
----------     -------------------------------
               (c) Exhibits


               Reg S-K Exhibit No.     Description
               -------------------     -----------
                     99(a)             One page press release dated February
                                       21, 2006 declaring a quarterly cash
                                       dividend of $0.16 per share, payable
                                       April 3, 2006, to the shareholders
                                       of record at the close of business on
                                       March 3, 2006.



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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 21, 2006

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By:/s/ Robert T. Cushing
                                             ----------------------------
                                             Robert T. Cushing
                                             Executive Vice President and
                                             Chief Financial Officer



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                                Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                 Page
------------------         ------------------------------------      --------
      99(a)                One page press release dated                 5
                           February 21, 2006, declaring a
                           quarterly cash dividend of $0.16 per
                           share, payable April 3, 2006, to
                           the shareholders of record at the
                           close of business on March 3, 2006.



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                                                                 Exhibit 99(a)

TRUSTCO
Bank Corp NY                                              News Release
----------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:     Trustco Bank                              NASDAQ - TRST

Contact:        Robert M. Leonard
                Administrative Vice President
                518-381-3693


FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND


Glenville, New York - February 21, 2006 - Today the Board of Directors of TrustCo Bank Corp NY declared a quarterly cash dividend of $0.16 per share, payable April 3, 2006, to the shareholders of record at the close of business on March 3, 2006.

TrustCo is a $2.9 billion bank holding company and through its subsidiary, Trustco Bank, operates 82 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.




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